Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® BRK.B Option Income Strategy ETF (BRKC)

Listed on NYSE Arca, Inc.

January 2, 2026

Supplement to the Summary Prospectus,
dated June 4, 2025, and
the Prospectus,
dated February 28, 2025

Effective immediately, the following disclosure is added to the “Principal Investment Risks” section of the Summary Prospectus and Prospectus, and the “Principal Risks of Investing in the Funds” section of the Prospectus:

Berkshire Hathaway Management Change. The share price of Berkshire Hathaway’s stock (including BRK.B) has been significantly affected by the leadership and public profile of Warren E. Buffett, who has long shaped Berkshire Hathaway’s strategy and image. Mr. Buffett has stepped down as CEO on January 1, 2026, with Greg Abel succeeding him. While the succession plan offers continuity, Mr. Buffett’s continued role as Chairman and any changes in his involvement may impact investor sentiment and lead to increased volatility. The market’s perception of Mr. Abel’s leadership and potential strategic shifts could also introduce uncertainty and materially affect the Fund’s performance.

Please retain this Supplement for future reference.